UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2007

B2 Digital, Inc.
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(Exact name of registrant as specified in its charter)

Delaware	Delaware 0-11882	84-0916299
(State of Incorporation)	Commission file number	(I.R.S. Employer
Identification No.)

4425 Ventura Canyon Ave, Suite 105, Sherman Oaks, CA 91423
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(Address of principal executive offices, zip code)

(310)-281-2571
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(Registrant's telephone number, including area code)

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(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c)

Item 4.02 Non-Reliance on Previously issued Financial Statements or a Related Audit Report or Completed Interim Review

On December 4, 2007, B2 Digital, Inc, ("the Company") determined, after discussions with its independent public accounting firm, Moore & Associates, that the Company had filed its unaudited financial statements as of September 30, 2007 on Form 10-QSB before Moore & Associates had fully completed its review of the quarterly report for the period ended. Because of such it was determined that the Company’s unaudited financial statements for the quarter ended September 30, 2007 should no longer be relied upon.

The Registrant will file restated financial statements as an amendment to the quarterly report with the SEC on the appropriate forms as soon as possible. The Company has discussed the matters disclosed in this current report, on Form 8K, with Moore & Associates. The restated financial statements included in the forthcoming amended 10-QSB will be identical to those filed on November 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2007	/s/ Marcia Pearlstein
Marcia Pearlstein
Interim Chief Financial Officer